Stock-based Compensation	12 Months Ended
Nov. 30, 2014
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-based Compensation
Stock-based Compensation

As of November 30, 2014, we had one stock-based compensation plan: the Amended and Restated IHS Inc. 2004 Long-Term Incentive Plan (LTIP). The LTIP provides for the grant of non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units, performance units and performance shares, cash-based awards, other stock based awards and covered employee annual incentive awards. Upon vesting of an award, we may either issue new shares or reissue treasury shares, but only to the extent that the reissued shares were previously withheld for taxes under the LTIP provisions. The 2004 Directors Stock Plan, a sub-plan under our LTIP, provides for the grant of restricted stock and restricted stock units to non-employee directors as defined in that plan. We believe that such awards better align the interests of our employees and non-employee directors with those of our stockholders. We have an authorized maximum of 14.75 million shares for issuance under the LTIP. As of November 30, 2014, the number of shares available for future grant was 2.2 million.

Total unrecognized compensation expense related to all nonvested awards was $127.0 million as of November 30, 2014, with a weighted-average recognition period of approximately 1.4 years.

Restricted Stock Units (RSUs). RSUs typically vest from one to three years, and are generally subject to either cliff vesting (performance-based RSUs) or graded vesting (time-based RSUs). RSUs do not have nonforfeitable rights to dividends or dividend equivalents. The fair value of RSUs is based on the fair value of our common stock on the date of grant. We amortize the value of these awards to expense over the vesting period on a straight-line basis. For performance-based RSUs, an evaluation is made each quarter about the likelihood that the performance criteria will be met. As the number of performance-based RSUs expected to vest increases or decreases, compensation expense is also adjusted up or down to reflect the number expected to vest and the cumulative vesting period met to date. For all RSUs, we estimate forfeitures at the grant date and recognize compensation cost based on the number of awards expected to vest. There may be adjustments in future periods if the likelihood of meeting performance criteria changes or if actual forfeitures differ from our estimates. Our forfeiture rate is based upon historical experience as well as anticipated employee turnover considering certain qualitative factors.

The following table summarizes RSU activity for the year ended November 30, 2014:

	Shares	Weighted- Average Grant Date Fair Value
	(in thousands)
Balance at November 30, 2013	3,017	$92.93
Granted	1,210	$115.39
Vested	(1,517)	$93.99
Forfeited	(192)	$104.11
Balance at November 30, 2014	2,518	$102.24

The total fair value of RSUs that vested during the year ended November 30, 2014 was $181.4 million.

Stock Options. Option awards are generally granted with an exercise price equal to the fair market value of our stock at the date of grant. No stock options were outstanding as of November 30, 2014.
Stock-based compensation expense for the years ended November 30, 2014, 2013, and 2012, respectively, was as follows (in thousands):

	2014	2013	2012

Cost of revenue	$8,520	$8,271	$6,206
Selling, general and administrative	158,839	154,180	115,337
Total stock-based compensation expense	$167,359	$162,451	$121,543

Total income tax benefits recognized for stock-based compensation arrangements were as follows (in thousands):

	2014	2013	2012
Income tax benefits	$49,903	$53,614	$42,959

No stock-based compensation cost was capitalized during the years ended November 30, 2014, 2013, or 2012.